                                                                   EXHIBIT 99.20


DEBTOR: AMCV CRUISE OPERATIONS, INC.               CASE NUMBER: 01-10967 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED






AMCV Cruise Operations, Inc. (the "Debtor") received the information required to analyze and reconcile the accounts and other information contained in the attached December Monthly Operating Report too late to perform such analyses and reconciliations prior to the report's filing. Accordingly, the accounts and other infonnation contained in the December Monthly Operating Report are subject to adjustment and reconciliation and may change materially once the analyses and reconciliations are performed.

Subject to the foregoing possible material modifications and possible revisions, in accordance with title 28, section 1746, of the United States Code, I declare under perfaity of perjury that I have examined the attached December Monthly Operating Report (Attachments I through 9) and the accompanying attachments and, to the best of my knowledge, these documents are true, correct, and complete. al






/s/ Nicholas J: Dayison
--------------------------------
Nicholas J: Dayison
Senior Vice President




Randall L. Talcott
--------------------------------
Randall L. Talcott
Vice President - Finance

DEBTOR: AMCV CRUISE OPERATIONS, INC.                CASE NUMBER: 01-10967 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS

  Attachment 1              Summary of Bank and Investment Accounts

  Attachment 2              Schedule of Receipts and Disbursements

  Attachment 3              Bank and Investment Account Statements

  Attachment 4              Income Statement

  Attachment 5              Balance Sheet

  Attachment 6              Summary of Due To/Due From Intercompany Accounts

  Attachment 7              Accounts Receivable Aging

  Attachment 8              Accounts Payable Detail

  Attachment 9              Notes to December Monthly Operating Report

                                          Summary Of Bank, Investment & Petty Cash Accounts                   ATTACHMENT 1
                                                 AMCV Cruise Operations, Inc.
Summary                                             Case No: 01-10967 (EIK)                                   UNAUDITED
AMCV Cruise Operations, Inc                      For Month Of December, 2001



                                                      Balances
                                           -------------------------------       Receipts &         Bank
                                             Opening            Closing          Disbursements      Statements        Account
  Account                                 As Of 12101/01     As Of 12/31/01      Included           Included          Reconciled
  -------                                 --------------     --------------      -------------      --------          ----------
  AHC -- Certificate Of Deposit              25,000.00        25,000.00             Yes              No - Not           No
  Bank One                                                                                           Concentration
  Account # - 880058451981                                                                           Account

  AHC - Certificate Of Deposit               25,000.00        25,000.00             Yes              No - Not           No
  Bank One                                                                                           Concentration
  Account # - 880058452369                                                                           Account

  AMCV Cruise Ops                           181,145.60        24,403.17             Yes              Yes                No
  Master Cash
  First Union National Bank
  Account # - 2090002602362

  AMCV Escrow - Gohagan                     219,306.58        219,626.12            Yes              No - Not           No
  LaSalle Bank                                                                                       Concentration
  Account # - 62-8766-40-4                                                                           Account

  American Classic Voyages                   35,030.00        35,030.00             Yes              No - Not           No
  Fleet Bank                                                                                         Concentration
  Account # - 941-9148945                                                                            Account

  New Orleans Office                         13,301.66        NA                    No               Not A Bank         No
  Petty Cash                                                                                         Account


                                   Receipts & Disbursements      Attachment 2-1
                                   AMCV Cruise Operations, Inc.
R&D- Bank One -AHC CD (86)        Case No: 01-10967 (EIK)            UNAUDITED
                                          Bank One
                                   AHC Certificate Of Deposit
                                    Account # - 880058451981
                                1 December 01 - 31 December 01

Opening Balance - 1 Dec 01

                     25,000.00


Receipts

                                       From The Delta Queen Steam Boat Co. -
                                         Hibernia - DQSC Payroll - Account
                                       (812-395-289)

                        106.84         Interest Earned


                   -----------
                        106.84         Total Receipts


Disbursements
                       (106.84)        To Great Hawaiian Property Corporation - Bank One -
                                       AHC Master Cash - Account (552-0110673360)

                   -----------
                       (106.84)        Total Disbursements


Closing Balance - 31 Dec 01

                    25; 000.00

                                  Receipts & Disbursements      Attachment 2-2
                               AMCV Cruise Operations, Inc.
R&D- Bank One -AHC CD (86)         Case No: 01-10967 (EIK)        UNAUDITED
                                         Bank One
                                  AHC Certificate Of Deposit
                                   Account # - 880058452369
                                1 December 01 - 31 December 01




Opening Balance - 1 Dec 01
                                   25, 000.00
                                  -----------
Receipts
                                                      From The Delta Queen Steam Boat Co. - .
                                                      Hibernia - DQSC Payroll - Account (812-395-289)
                                       106.84         Interest Earned

                                  -----------
                                       106.84         Total Receipts


Disbursements

                                      (106.84)        To Great Hawaiian Property Corporation - Bank One -
                                                      AHC Master Cash - Account (552-0110673360)


                                  -----------
                                      (106.84)        Total Disbursements



Closing Balance - 31 Dec 01
                                   25, 000.00

                                 Receipts & Disbursements      Attachment 2-3
                               AMCV Cruise Operations, Inc.
R&D- First Union                  Case No: 01-10967 (EIK)        UNAUDITED
AMCV Cruise Ops Master Cash            First Union
                                AMCV Cruise Ops Master Cash
                                  Account # - 2090002602362
                              1 December 01 - 31 December 01



Opening Balance - 1 Dec 01
                                      181,145.60
Receipts
                                        5,117.72      Misc Refunds.& Commissions

                                       16,759.96      From Great River Cruise Line, LLC -
                                                       DQ Onboard Cash
                                       34,419:51      Employee COBRA Premium Payments
                                       46,229.25      From Ocean Development Co. - City National .
                                                      Bank -Account (1604832)
                                 ---------------
                                      102,526.44      Total Receipts


Disbursements

                                     (258,000.00)     To The Delta Queen Steamboat Co. - Hibernia -
                                                       DQSC Master Cash -Account. (812-395-335)
                                       (1,268.87)     Returned Deposits

                                 ---------------
                                     (259,268.87)     Total Disbursements.




Closing Balance - 31 Dec 01,

                                       24,403.17


                                  Receipts & Disbursements      Attachment 2-4
                                 American Classic Voyages
R&D- LaSalle                      Case No: 01-10967 (EIK)        UNAUDITED
AMCV Escrow Gohagan                      LaSalle
                                   AMCV Escrow - Gohagan
                                 Account # - 62-8766-40-4
                                1 December 01 - 31 December 01



Opening Balance - 1 Dec 01
                                  219,306.58
Receipts
                                      319.54          Interest Earned

                                  ----------
                                      319.54          Total Receipts


Disbursements






                                  ----------
                                        0.00          Total Disbursements



Closing Balance- 31 Dec 01
                                  219, 626.12


                                Receipts & Disbursements      Attachment 2-5
                            AMCV Cruise Operations, Inc.
R&D- Fleet                     Case No: 01-10967 (EIK)        UNAUDITED
CML Other                            Fleet Bank
                                     CML Other
                               Account # - 941-9148945
                            1 December 01 - 31 December 01



Opening Balance - 1 Dec 01
                                       35,030.00
Receipts
                                            0.00     Total Receipts
Disbursements
                                            0.00     Total Disbursements
Closing Balance - 31 Dec 01
                                      35, 030.00

                              AMCV US SET OF BOOKS
                                INCOME. STATEMENT
                             Current Period: DEC-O1


  currency USD
   Company=15 (AMCV OPS)
                                                               PTD-Actual
                                                               DEC-O1
                                                               --------------
Revenue                                                                    --
 Gross Revenue                                                           0.00
 Allowances                                                              0.00
                                                               --------------
 Net Revenue                                                             0.00
 Operating Expenses
 Air
 Hotel                                                                   0.00
                                                                         0.00
Commissions                                                              0.00
Onboard Expenses                                                         0.00
   Passenger Expenses                                                    0.00
Vessel Expenses                                                          0.00
Layup/Drydock Expense                                                    0.00
Vessel insurance                                                         0.00
                                                               --------------
Total Operating Expenses                                                 0.00
                                                               --------------
   Gross Profit                                                          0.00
 SG&A Expenses
   General and Admin Expenses                                      631,196:45
   Sales & Marketing                                                 7,081.13
   Pre-Opening Costs                                                     0.00
                                                               --------------
   Total SG&A Expenses                                             638,277.58
                                                               --------------
   EBITDA                                                         (638,277.58)
   Depreciation                                                     40,575.90
                                                               --------------
   Operating Income                                                678,853.48)
   Other Expense/(Income)
   Interest Income                                                   (913.52)
   Interest Expense                                                      0.00
   Equity in Earnings for Sub                                            0.00
                                                               --------------
   Total Other Expense/(Income)                                       (913.52)
                                                               --------------
   Net Pretax Income/(Loss)                                        677,939.96)
                                                               --------------
   Income Tax Expense                                                 (291.04)
                                                               --------------
   Net Income/(Loss)                                              (677,648.92)
                                                               --------------

                              AMCV US SET OF BOOKS
                                 BALANCE SHEET
                             Current Period: DEC-O1

  currency USD
  Company=15 (AMCV OPS)


                                                        YTD-Actual                  YTD-Actual
                                                        DEC-O1                      OCT-01
                                                        -------------               --------------
ASSETS
      Cash and Equivalent                                  203,397.97                 1,723,947.86
      Restricted Cash                                      219,626.12                   219,000.00
      Marketable Securities                                 50,000.00                    50,000.00
      Accounts Receivable                                      528.86                    99,684.62

       Inventories
                                                                 0.00                         0.00
       Prepaid Expenses                                    944,685.78                   522,662.13
       Other Current Assets                                 30,600.00                     1,750.00

                                                        -------------               --------------
              Total Current Assets                       1,448,838.73                 2,617,044.61
       Fixed Assets                                      9,372,064.98                 9,371,627.23
       Accumulated Depreciation                           (534,915.81)                 (453,764.30)

                                                        -------------               --------------
              Net Fixed Assets                           8,837,149.17                 8,917,862.93

        Net Goodwill
                                                                 0.00                         0.00
        Intercompany Due To/From                        (1,300,112.63)                2,150,807.43
        Net Deferred Financing Fees                              0.00                         0.00
        Net Investment in Subsidiaries                  66,239,649.02                66,329,274.35
        Other Non Current Assets                                 0.00                         0.00

                                                        -------------               --------------
               Total Other Assets                       64,939,536.39                68,480,081.78

                                                        -------------               --------------
               Total Assets                             75,225,524.29                80,014,989.32
                                                        -------------               --------------

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: DEC-O1


currency USD
  Company=15 (AMCV OPS)

                                                           YTD-Actual                    YTD-Actual
                                                           DEC-O1                        OCT-01
                                                           --------------                --------------
LIABILITIES
  Accounts Payable                                            (259,990.16)                     5,363.60
  Accrued Liabilities                                          373,603.78                    289,488.87

         Deposits
                                                                     0.00                          0.00

                                                           --------------                --------------
                Total Current Liabilities                      113,613.62                    294,852.47
          Long  Term Debt
                                                                     0.00                          0.00
          Other  Long Term Liabilities                               0.00                          0.00
                                                           --------------                --------------
                Total Liabilities                              113,613.62                    294,852.47
OTHER
          Liabilities Subject to Compromise                 30,020,329.23                 32,307,000.02

                                                           --------------                --------------
                 Total Other                                30,020,329.23                 32,307,000.02
 OWNER'S EQUITY
          Common Stock                                          10,440.25                     10,440.25
          Add'1 Paid In Capital                            112,772,392.56                112,772,392.56
          Current Net Income (Loss)                        (39,359,273.20)               (37,037,717.81)
          Retained Earnings                                (28,331,978.17)               (28,331,978.17)
                                                           --------------                --------------
                 Total Owner's Equity                       45,091,581.44                 47,413,136.83

                                                           --------------                --------------
                 Total Liabilities & Other &                75,225,524.29                 80,014,989.32

                    Summary List of Due To/Due From Accounts
                     For the Period Ending December 31, 2001



                                                                        BEGINNING                                       ENDING
AFFILIATE NAME                                        CASE NUMBER       BALANCE          DEBITS      CREDITS            BALANCE
 The American Classic Voyages Co.                      01-10954      (77,809,970.54)   702,899.68  1,394,139.69    (78,501,210.55)
 DQSB II, Inc.                                         01-10970     (100,186,132.65)   659,411.44  1,809,082.89   (101,335,804.10)
 Delta Queen Steamboat Co.                             01-10974            1,194.40             -             -          1,194.40
 Great AQ Steamboat, L.L.C.                            01-10960       22,745,106.79             -             -     22,745,106.79
 Great Pacific NW Cruise Line, L.L.C.                  01-10977        9,360,764.16     12,661 99        925.43      9,372,500.72
 Great River Cruise Line, L.L.C.                       01-10963        9,513,719.90    129,959.50    174,538.70      9,469,140.70
 Great Ocean Cruise Line, L.L.C.                       01-10959       21,386,816.40             -      1,245.30     21,385,571.10
 Cruise America Travel, Incorporated                   01-10966        3,704,815.69     32,738.58      1,844.32      3,735,709.95
 Delta Queen Coastal Voyages, L.L.C.                   01-10964         (191,346.38)            -             -       (191,346.38)
 Cape Cod Light, L.L.C.                                01-10962        3,949,213.20             -      2,000.00      3,947,213.20
 Cape May Light, L.L.C.                                01-10961        7,973,863.32             -      2,063.00      7,971,800.32
 Cruise America Travel, Incorporated (Footnote # )     01-10966          316,271.70      5,730.80             -        322,002.50
 Project America, Inc.                                      N/A       (4,501,824.46)            -             -     (4,501,824.46)
 Oceanic Ship Co.                                           N/A       57,264,090.75             -        293.68     57,263,797.07
 Project America Ship I, Inc.                               NIA          111,958.41             -             -        111,958.41
 Cat II, Inc. (Footnote # )                            01-10968        4,886,226.93    178,960.00             -      5,065,186.93
 Ocean Development Co.                                 01-10972        1,610,427.18      2,516.25     48,238.93      1,564,704.50
 Great Hawaiian Cruise Line, Inc.                      01 10975           15,340.01        776.82     14,542.02          1,574.81
 Great Hawaiian Properties Corporation                 01-10971       (6,121,489.85)       600.00        213.69     (6,121,103.54)
 American Hawaiian Properties Corporation              01-10976        5,188,224.89             -        121.43      5,188,103.46
 Great Independence Ship Co.                           01-10969       36,632,816.41             -             -     36,632,816.41
 Cat 11, Inc.                                          01-10968        4,385,124.79    187,670 34             -      4 572 795 13
                                                                     ------------------------------------------------------------
                                                                         235,211.05  1,913,925.40  3,449 249 08      1 300,112 63
                                                                     ============================================================

                          AMCV CRUISE OPERATIONS, INC.



                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
           AND FOR THE PERIOD DECEMBER 1, 2001 THRU DECEMBER 31, 200.







                                  Attachment 7


                                 Not Applicable

                                                                    ATTACHMENT 8



AMCV US SET OF BOOKS

                                                         Accounts Payable Trial Balance

         Reporting Level:  Operating Unit
       Reporting Context:  AMCV POSTPET US OPERATING UNIT
     Accounting Currency:  USD
              As of Date:  31-DEC-O1
           Supplier Name:  All
       Liability Account:  All
        Summarize Report:  No
  Exclude Invoices Before:


                             Invoice
Invoice-Number               Date           Curr               Amount                 Remaining-Amount    Invoice  Description
--------------               ----           ----               ------                 ----------------    -------  -----------

Liability Account:           15-000-220102-00000
Supplier Name:               AAA TRAVEL AKRON #8742
441 340812                     30-NOV-01     USD                      212.50                      212.50       KELLER COMM
                                                          ------------------          ------------------
Total for supplier :                                                  212.50                      212.50
Supplier Name:               AAA TRAVEL AUSTIN #0310
447 340898                     31-DEC-01     USD                      427.50                      427.50       MCMAHON COMM

                                                          ------------------          ------------------
Total for Supplier :                                                  427.50                      427 50
Supplier Name:               AAA TRAVEL CLARK #2234
441 313705                     30-NOV-01     USD                      588.00                      588.00       GORDON COMM

                                                          ------------------          ------------------
Total for Supplier :                                                  588.00                      588.00
Supplier Name:               AAA TRAVEL DALLAS #8565
448 331621                     31-DEC-O1     USD                       79.95                       79.95       MROMIG COMM

                                                          ------------------          ------------------
 Total for Supplier :                                                  79.95                       79.95
 Supplier Name:              AAA TRAVEL GREENSBORO #2762
 447 340307                    31-DEC-O1     USD                      396.80                      396.80       REDMON COM
                                                          ------------------          ------------------

                               Invoice
Invoice-Number                 Date           Curr          Amount                     Remaining-Amount        Invoice Description
--------------                 ----           ----          ------                     ----------------        -------------------

  Total for Supplier :                                                  396.80                      396.80
  Supplier Name:               AAA TRAVEL HEMET #2250
  441 310162                     30-NOV-01  USD                         380.50                      380.50       HAMILTON COMM
                                                            ------------------          ------------------
  Total for Supplier :                                                  380.50                      380.50

  Supplier Name:               AAA TRAVEL LA MESA #2872
  441 307571                     30-NOV-01  USD                         335.50                      335.50       CHRISTIE COMM
                                                            ------------------          ------------------
  Total for Supplier :                                                  335.50                      335.50

  Supplier Name:                AAA TRAVEL LAKELAND #2912
  441 326540                     30-NOV-01  USD                         342.00                      342.00       BUELL COMM
                                                            ------------------          ------------------
   Total for Supplier :                                                 342.00                      342.00

   Supplier Name:               AAA TRAVEL MEL20URNE #0041
   447 317995                     31-DEC-01  USD                        473.50                      473.50       GEDDY COMM
                                                            ------------------          ------------------
   Total for Supplier :                                                 473.50                      473 50

   Supplier Name:               AAA TRAVEL MENTOR #8855
   448 337794                     31-DEC-01  USD                        300.00                      300.00       RUDDLE COMM
                                                            ------------------          ------------------
   Total for Supplier :                                                 300.00                      300 00
   Supplier Name:               AAA TRAVEL MODESTO #0551
   441 329522                     30-NOV-01  USD                        420.00                      420.00       SIGONA COMM

                                                            ------------------          ------------------
   Total for Supplier :                                                 420.00                      420 00
   Supplier Name:                AAA TRAVEL ORADELL #3964
   441 319870                     30-NOV-01  USD                        821.13                      821.13       DIAZ COMM
    451 339730                    31-DEC-O1  USD                        287.50                      287.50       HAUERSTEIN COMM
                                                            ------------------          -----------------

                               Invoice
Invoice-Number                 Date           Curr                    Amount         Remaining-Amount         Invoice Description
--------------                 ----           ----            -----------------      -------------------      -------------------
  Total for Supplier :                                                 1,108.63                1,108.63
  Supplier Name:               AAA TRAVEL PENFIELD #9496
  451 334750                     31-DEC-O1      USD                      516.26                  516.26       PADUCHOWSKI COMM
                                                              -----------------      ------------------
  Total for Supplier :                                                   516.26                  516 26
  Supplier Name:               AAA TRAVEL PITTSBURGH #2082
  448 335249                     31-DEC-O1      USD                      245.30                  245.30       ZANGE COMM

                                                              -----------------      ------------------
  Total for Supplier :                                                   245.30                  245.30
  Supplier Name:               AAA TRAVEL PUEBLO #5043
  448 323677                     31-DEC-O1 USD                           797.30                  797.30       MCDONALD COMM
  Total for Supplier :                                                   797 30                  797.30
  Supplier Name:               AAA TRAVEL RENO #8003

   441 33.3374                   30-NOV-O1      USD                      222.75                  222.75       DONNER COMM

                                                              -----------------      ------------------
   Total for Supplier :                                                  222.75                  222.75
   Supplier Name:              AAA TRAVEL ROSEVILLE #2915
   448 335212                    31-DEC-O1      USD                      285.50                  285.50       KEELER COMM
   451 326147                    31-DEC-O1      USD                      289.50                  289.50       JABUSCH COMM

                                                              -----------------      ------------------
   Total for Supplier :                                                  575 00                  575 00

   Supplier Name:              AAA TRAVEL SAN FRANCISCO #0606

   443 324975                    30-NOV-01      USD                      542.30                  542.30       HITCHCOCK COMM
   443 324723                    30-NOV-O1      USD                      489.80                  489.80       STEPHENS COMM
                                                              ------------------     ------------------
   Total for Supplier :                                                1,032.10                1,032.10
   Supplier Name:              AAA TRAVEL SANTA BARBARA

    450 334364                   31-DEC-O1      USD                      250.10                 250.10       O'MEARA COMM

                               Invoice
Invoice-Number                 Date           Curr                    Amount         Remaining-Amount         Invoice Description
--------------                 ----           ----            -----------------      -------------------      -------------------
  Supplier Name:               AAA TRAVEL SPRING HILL
  450 316270                     31-DEC-O1      USD                     328.00                       328.00      GRASHOF COMM
                                                              ----------------           ------------------
  Total for Supplier :                                                  328.00                       328.00
  Supplier Name:               AAA TRAVEL STUART #4482
  451 330523                     31-DEC-O1 USD                          478.30                       478.30      WEBER COMM
                                                              ----------------           ------------------
  Total for Supplier :                                                  478 30                       478.30
  Supplier Name:                AAA TRAVEL TAMPA #2923
  447 340136                     31-DEC-O1 USD                          491.50                       491.50       DUGGER COMM
                                                              ----------------           ------------------
  Total for Supplier :                                                  491.50                       491.50
  Supplier Name:                AAA TRAVEL WATERLOO #4682
  445 310118                     31-DEC-O1 USD                          222.10                       222.10       BRUNS COMM
                                                              ----------------           ------------------
   Total for Supplier :                                                 222.10                       222.10
   Supplier Name:               AAA TRAVEL WHEATON #9686
   444 318293                     30-NOV-O1 USD                         410.80                       410.80       CONGER COMM
                                                              ----------------           ------------------
   Total for Supplier :                                                 410.80                       410 80

   Supplier Name:               AAA WEST PENN/WV/SO CEN OHIO           #9321
   448 335792                     31-DEC-O1 USD                         213.76                       213.76      HORR COMM
                                                              ----------------           ------------------
   Total for Supplier :                                                 213.76                       213.76
   Supplier Name:               AIR LAND & SEA TVL AGCY #3270
   444 336686                     30-NOV-O1 USD                         365.76                       365.76      CARTER COMM
                                                              ----------------           ------------------
   Total for Supplier :                                                 365.76                       365.76

                           Invoice
Invoice-Number             Date           Curr                 Amount          Remaining-Amount         Invoice Description
--------------             ----           ----            ---------------     -------------------      -------------------

  Supplier Name:           ALL WAYS TRAVEL #8272

  445 329916                 31-DEC-O1      USD                     834.00              834.00         FOWLER COMM
  445 329299                 31-DEC-O1      USD                     311.00              311.00         MCGUIGAN COMM
                                                          ----------------     ---------------
  Total for Supplier :                                            1,145 00            1,145.00
  Supplier Name:           AMBLER TRS & TVL SVC INC #8762

  451 341123                 31-DEC-O1      USD                     311.88              311.88         GULICK COMM
                                                          ----------------     ---------------
  Total for Supplier :                                              311 88              311.88
  Supplier Name:            AMERICAN EXPRESS #1533

  441 339607                 30-NOV-O1      USD                     182.80              182.80         BAKER COMM
                                                          ----------------     ---------------
  Total for Supplier :                                              182.80              182.80
  Supplier Name:            AMERITECH
  312454145912               13-DEC-O1      USD                      40.00               40.00         312 454-1459 007 7(CHICAGO)
                                                          ----------------     ---------------
  Total for Supplier :                                               40.00               40.00
   Supplier Name:           ARCADIA TVL CONNECTION #7716
   447 336159                31-DEC-O1      USD                     313.50              313.50         DUBERKE COMM

                                                          ----------------     ---------------
   Total for Supplier :                                             313 50              313.50
   Supplier Name:           ASHER CLEANERS
   F67732                     12-DEC-O1      USD                  1,724.29            1,724.29
   F67731                     12-DEC-O1      USD                  1,087.36            1,087.36
                                                          ----------------     ---------------
   Total for Supplier :                                           2,811 65            2,811.65
   Supplier Name:           AWANNA TRAVEL #9576
   448 336409                 31-DEC-01      USD                    144.00              144.00         FIERRO COMM
                                                          ----------------     ---------------
   Total for Supplier :                                             144.00              144.00

                               Invoice
Invoice-Number                 Date             Curr                 Amount         Remaining-Amount    Invoice Description
--------------                 ----             ----                 ------         ----------------    -------------------

  Supplier Name:               BEST PLUMBING SPECIALTIES, INC.
   FF445294                      06-DEC-O1      USD                        235.35             235.35    PO#66008
                                                                     ------------   ----------------
   Total for Supplier ;                                                    235.35             235.35
   Supplier Name:              BOARD OF COMMISSIONERS
   242289                        20-DEC-O1      USD                        324.82             324.82    WATER METER
   241866                        13-DEC-O1      USD                     14,017.13          14,017.13
   242497                        20-DEC-O1      USD                        320.00             320.00    DQ DOCKAGE
                                                                     ------------   ----------------
   Total for Supplier :                                                 14,661 95          14,661 95
   Supplier Name:              BUS SUPPLY CHARTERS, INC.

   13945                         21-DEC-O1      USD
   13961                         21-DEC-O1      USD                        941.20             941.20    DQ-BATON ROUGE, LA
   13959                         21-DEC-O1      USD                        915.20             915.20    DQ-ST FRANCISVILLE, LA
   13960                         21-DEC-O1      USD                        556.40             556.40    DQ-NATCHEZ, MS
                                                                    -------------   ---------------
   Total for Supplier :                                                  3,354 00          3,354.00
   Supplier Name:              CENDANT TRAVEL #8814
   448 325083                    31-DEC-O1      USD                        111.80             111.80    FANCHER COMM
   Total for Supplier :                                                    111.80             111 80
   Supplier Name:              CERES WORLD TRAVEL
   441 317919                    30-NOV-O1      USD                         42.80              42.80    STORK COMM

                                                                   --------------   ---------------
   Total for Supplier :                                                     42.80              42 80
   Supplier Name:              CHAN, ARDY ANDERSON
   1222-010402                   22-DEC-O1     USD                         168.00             168.00    MAINT. 12/22-1/4/02
                                                                   --------------   ---------------
   Total for Supplier :                                                    168.00             168.00
   Supplier Name:              CHEROKEE TRAVEL #7063

    448 335503                   31-DEC-O1     USD                        127.60              127.60    KNOTTS COMM

                           Invoice
Invoice-Number             Date            Curr                 Amount      Remaining-Amount   Invoice Description
--------------             ----            ----                 ------      ----------------   -------------------
  Total for Supplier :                                             127.60           127 60
  Supplier Name:           CHILD  TRAVEL SERVICES #2192

  451 340508                31-DEC-O1      USD                     206.66           206.66      CARPENTER COMM
                                                             ------------      ----------
  Total for Supplier :                                             206.66           206 66
  Supplier Name:           CITI TRAVEL INC #6761
  457 334357                31-DEC-O1      USD                     260.12           260.12      COLDREN COMM
                                                             ------------      ----------
  Total for Supplier :                                             260 12           260 12

  Supplier Name:           CITY & PARISH OF EAST BATON ROUGE

  122801                    28-DEC-O1      USD                     600.00           600.00      DOCKING FEES NOV-DEC'O1
                                                             ------------      ----------
  Total, for Supplier :                                            600.00           600.00
  Supplier Name:           CLASSIC TRAVEL INC #6644
  447 336306                31-DEC-O1      USD                     297.00           297.00      SCHWARTZ COMM
                                                             ------------      ----------
   Total for Supplier :                                            297.00           297 00
   Supplier Name:          CONCENTRA MEDICAL CENTERS

   121801PIER                18-DEC-O1     USD                     348.30           348.30      CREW MED NICOLE PIERCE 12/14-18/01
                                                             ------------      ----------
   Total for Supplier :                                            348.30           348.30
   Supplier Name:          CRUISE MART TRAVEL #0516
   447 330672                31-DEC-O1     USD                     243.60           243.60      ISENSTADT COMM
                                                             ------------      ----------
   Total for Supplier :                                            243.60           243.60
   Supplier Name:          CRUISES CRUISES CRUISES, INC
   448 340927                31-DEC-O1     USD                      78.10            78.10      RENYER COMM
                                                             ------------      ----------
   Total for Supplier :                                             78.10            78.10

                           Invoice
Invoice-Number             Date            Curr                  Amount      Remaining-Amount  Invoice Description
--------------             ----            ----                  ------      ----------------  -------------------
  Supplier Name:            CRUISES OF DISTINCTION #4754
  443 325870                30-NOV-01      USD                     87.50           387.50        RICHINS COMM
  443 325787                30-NOV-O1      USD                     29.00           329.00        ROBERTS COMM
  443 325784                30-NOV-O1      USD                     43.00           343.00        TAYLOR COMM
  443 325785                30-NOV-O1      USD                     43.00           343.00        HAWLEY COMM
                                                        ----------------       ----------
  Total for Supplier :                                           1,402 50        1,402.50
  Supplier Name:           CUSTOM TRAVEL CONCEPTS
  447 336458                31-DEC-O1      USD                     392.50          392.50        MENHERT COMM
                                                        ----------------       ----------
  Total for Supplier :                                             392 50          392.50
  Supplier Name:           CWT/MARY MILLER TVL #7965
  443 327796                30-NOV-O1 USD                          224.10          224.10         MORRIS COMM
                                                        ----------------       ----------
   Total for Supplier :                                            224.10          224 10
   Supplier Name:          DARGAL INTERLINE #5541

   448  334029               31-DEC-O1     USD                      15.80           15.80        FRENCH COMM
   441  335835               30-NOV-O1     USD                      32.78           32.78        LEACH COMM
   441  331991               30-NOV-O1     USD                      32.78           32.78        WARREN COMM
   441  332257               30-NOV-O1     USD                      29.80           29.80        GATES COMM
                                                        ----------------       ----------
   Total for Supplier :                                            111.16          111.16
   Supplier Name:          DARTMOUTH TRAVEL BUREAU INC

   447 335357                31-DEC-O1     USD                     338.50          338.50        GODSEY COMM
                                                        ----------------       ----------
   Total for Supplier :                                            338.50          338 50
   Supplier Name:           DIRECTV
   0030-006733024A           26-OCT-01     USD                      60.33           60.33         ACCT#006733024
   0031-006733024            26-NOV-O1     USD                      60.33           60.33         ACCT#006733024
   0024-0067330240           23-APR-O1     USD                    (659.33)        (659.33)        OVERPAID CK#4002327 ACCT#006733024
                                                        ----------------       ----------
   Total for Supplier :                                           (538 67)        (538.67)

                               Invoice
Invoice-Number                 Date            Curr                   Amount                 Remaining-Amount   Invoice Description
--------------                 ----            ----             ---------------              ----------------   -------------------

  Supplier Name:               DYNAMIC TRAVEL
  448 340177                     31-DEC-O1      USD                       23.80                         23.80    WARREN COMM
                                                                 --------------              ----------------
  Total for Supplier :                                                    23.80                         23.80
  Supplier Name:               DYNAMIC TRAVEL INC #7382

  443-331737                     30-NOV-O1      USD                       29.80                         29.80    FURIA COMM
  443 329648                     30-NOV-O1      USD                       29.80                         29.80    LENTZ COMM
  443 329656                     30-NOV-O1      USD                       29.80                         29.80    KEHRES COMM
                                                                 --------------              ----------------
  Total for Supplier :                                                    89.40                         89.40
  Supplier Name:               EDELMAN PUBLIC RELATIONS WORLD WIDE
  INV-109372A 19-DEC-O1 USD                                              330.00                        330.00    PR NOV1O1
  INV-109372 14-DEC-O1 USD                                             3,205.47                      3,205.47    PR NOV'O1
                                                                 --------------              ----------------
  Total for Supplier :                                                 3,535.47                      3,535.47
  Supplier Name:               EMERALD TRAVEL & CRUISES, INC
   448 329601                    31-DEC-O1      USD                      175.40                        175.40    ROSENFELD COMM
   Total for Supplier :                                                  175.40                        175 40
   Supplier Name:                   EMMONETTE,  ANN
   123101                            31-DEC-O1  USD                      834.91                        834.91    TEMP HELP
                                                                 --------------              ----------------
   Total for Supplier :                                                  834 91                        834.91
   Supplier Name:              ENTERGY
   121201                         12-DEC-O1      USD                  12,527.82                     12,527.82    11/102-12/12/01
                                                                 --------------              ----------------
   Total for Supplier:                                                12,527.82                     12,527 82

   Supplier Name:              F.X.PEDITIONS
   444 287212                     30-NOV-O1       USD                    137.80                        137.80    ZEIGER COMM
   451 334326                     31-DEC-O1       USD                    320.62                        320.62    PRUDENT COMM
                                                                 --------------              ----------------

                               Invoice
Invoice-Number                 Date            Curr                       Amount       Remaining-Amount   Invoice Description
--------------                 ----            ----                 ---------------    ----------------   -------------------

  Total for Supplier :                                                     458.42             458.42
  Supplier Name:              FAIRWAY TRAVEL 2714
  448 320892                    31-DEC-O1     USD                           86.00              86.00          OLSEN COMM
                                                                    -------------      -------------
  Supplier Name:              FEDERAL EXPRESS
  4-046-92366                   26-DEC-O1     USD                           17.16              17.16          CHICAGO
  4-027-92774                   13-DEC-O1     USD                          304.41             304.41          NOLA
                                                                    -------------      -------------
  Total for Supplier :                                                     321.57             321 57

  Supplier Name:              FRED DEVINE DIVING & SALVAGE CO.

   230107                       27-DEC-O1     USD                          598.47             598.47
   230106                       31-DEC-O1     USD                        5,500.00           5,500_00           CQ
                                                                    -------------      -------------
   Total for Supplier :                                                  6,098 47           6,098 47
   Supplier Name:             GALVESTON WHARVES
   0000072851                   17-DEC-O1    USD                           343.81             343.81           DQ WATER SVCS
                                                                    -------------      -------------
   Total for Supplier :                                                    343 81             343 81
   Supplier Name:             GARZON, HUGO
   1222-010402                  22-DEC-O1    USD                           168.00             168.00           MAINT. 12/22-1/4/02
                                                                    -------------      -------------
   Total for Supplier :                                                    168.00             168 00
   Supplier Name:             GISELLE'S TRAVEL INC #8550
   447 338100                   31-DEC-O1    USD                           472.80             472.80           FORDYCE COMM
   447 338099                   31-DEC-O1    USD                           472.80             472.80           FORDYCE COMM
                                                                    -------------      -------------
   Total for Supplier :                                                    945 60             945.60
   Supplier Name:             GOING PLACES TRAVEL CO #2811

                               Invoice
Invoice-Number                 Date            Curr                       Amount       Remaining-Amount   Invoice Description
--------------                 ----            ----                 ---------------    ----------------   -------------------
  443 332878                    30-NOV-01       USD                         236 76                236.76       WEBER COMM
  Total for Supplier :                                                      236.76                236 76
  Supplier Name:             GOLDEN BEAR TRAVEL AGENCY INC #3010

  450   326228                   31-DEC-O1      USD                         297.20                297.20       KOROUS COMM
  444   328351                   30-NOV-O1      USD                         394.50                394.50       MESSICK COMM
  444   328353                   30-NOV-O1      USD                         394.50                394.50       MANSEAU COMM
  444   328355                   30-NOV-O1      USD                         394_50                394.50       BOWMAN COMM
  444   328350                   30-NOV-O1      USD                         394.50                394.50       SCHLENKER COMM
                                                                    --------------    ------------------
  Total for Supplier :                                                    1,875 20              1,875.20
  Supplier Name:                GOLIGER'S TRAVEL-KITCHENER
  443 315667                     30-NOV-O1      USD                         225.00                225.00       MCKAY COMM
                                                                    --------------    ------------------
  Total for Supplier :                                                      225.00                225.00
  Supplier Name:                GOMEZ, FRANCISCO
  122701                         27-DEC-O1      USD                         208.00                208.00       TEMP HELP
                                                                    --------------    ------------------
   Total for Supplier :                                                     208.00                208.00
   Supplier Name:               GORDON BROWN
   1812                           21-DEC-O1     USD                         265.00                265.00       DQ-ST FRANCISVILLE
                                                                    --------------    ------------------
   Total for Supplier :                                                     265 00                265.00
   Supplier Name:               GREAT DAY TOURS #8622
   451 334420                     31-DEC-O1     USD                         300.00                300.00       BURKE COMM
                                                                    --------------    ------------------
   Total for Supplier :                                                     300.00                300.00
   Supplier Name:               GRITMAN MEDICAL CENTER

   061801KARR                     18-JUN-O1      USD                        204.55                204.55       CREW MED RYAN KARR
                                                                    --------------    ------------------
   Total for Supplier :                                                     204.55                204.55

                               Invoice
Invoice-Number                 Date               Curr                   Amount        Remaining-Amount   Invoice Description
--------------                 ----               ----              ---------------    ----------------   -------------------
  Supplier Name:               HALLMON, RICHARD
  1222-010402                     22-DEC-O1       USD                      168.00                168.00     MAINT. 12/22-1/4/02
                                                                     ------------           -----------
  Total for Supplier :                                                     168.00                168 00
   Supplier Name:               HERZ, WOLFGANG
   1222-010402                    22-DEC-O1       USD                      350.00                350.00     MAINT. 12/22-1/4/02
                                                                      ------------           -----------
   Total for Supplier :                                                    350 00                350 00
   Supplier Name:               HUDGINS, STACI R.
   123101                         31-DEC-O1       USD                      153.34                153.34     TEMP HELP
                                                                      ------------           -----------
   Total for Supplier :                                                    153.34                153 34
   Supplier Name:               HUGHES, BRIAN
   123101                         31-DEC-O1       USD                      525.00                525.00
   121701                         17-DEC-O1       USD                      735.00                735.00     COPYWRITING&DESIGN SVCS
                                                                      ------------           -----------
   Total for Supplier :                                                  1,260 00              1,260.00
   Supplier Name:               ICS LOGISTICS

   0283958                        07-DEC-O1      USD                        990.00                990_00
   02807642                       23-NOV-O1      USD                        222.75                222.75
   02807542                       23-NOV-O1      USD                        965.25                965.25
   02458472                       12-OCT-O1      USD                      1,056.00              1,056.00
   0279991E                       16-NOV-O1      USD                      1,881.00              1,881.00
   02779942                       02-NOV-O1      USD                      1,509.75              1,509.75
   02758499                       26-OCT-O1      USD                        651.75                651.75
   02468152                       19-OCT-01      USD                      1,031.25
   02819652                       30-NOV-O1      USD                      1,666.50              1 031.25
                                                                                                1,666.50
   02848372                       14-DEC-O1      USD                        841.50                841.50
   02858502                       21-DEC-O1      USD                      1,155.00              1,155.00
   02790092                       09-NOV-01      USD                      1,483.25              1,483.25
   02839552                       07-DEC-O1      USD                        519.75                519.75
                                                                      ------------           -----------
   Total for Supplier :                                                  13,973.75             13,973 75

    Supplier Name:                IKON OFFICE SOLUTIONS

                                 Invoice
Invoice-Number                   Date               Curr                   Amount        Remaining-Amount   Invoice Description
--------------                   ----               ----              ---------------    ----------------   -------------------
  22381468                       21-DEC-O1      USD                        1,220 80          1,220 80        DQ MAINT AGREEMENT
  22361117                       30-NOV-01      USD                        1,220.80          1,220.80        DQ MAINT AGREEMENT
                                                                      -------------       -----------
  Total for Supplier :                                                     2,441.60          2,441.60
  Supplier Name:                IKRAM, YOUSSEF
  1222-010402                    22-DEC-O1 USD                               350.00            350.00        MAINT. 12/22-1/4/02
                                                                      -------------       -----------
  Total for Supplier :                                                       350.00            350 00
  Supplier Name:                INOFINADA, ALBINO
  1222-010402                    22-DEC-O1        USD                        168.00            168.00        MAINT. 12/22-1/4/02
                                                                      -------------       -----------
  Total for Supplier :                                                       168.00   -    -   168.00
  Supplier Name:                INTERLINE TRAVEL REPS #0834
  444 332708                     30-NOV-O1        USD                         29.80             29.80         PAYNE COMM
  444 329698                     30-NOV-O1        USD                         29.80             29.80         ERICKSON COMM
  441 336939                     30-NOV-O1        USD                        140.00            140.00         DUFFY COMM
  444 329699                     30-NOV-O1        USD                         29.80             29.80         ERICKSON COMM
                                                                      -------------       -----------
   Total for Supplier :                                                      229.40            229.40

   Supplier Name:               INTERLINE TRAVEL REPS #4155

   447  340129                    31-DEC-O1      USD                          27.80             27.80         DUJON COMM
   444  331782                    30-NOV-01      USD                          29.80             29.80         BEARDSLEY COMM
   451  340994                    31-DEC-O1      USD                          35.76             35.76         HARVEY COMM
   451  340996                    31-DEC-O1      USD                          35.76             35.76         HEIM COMM
   451  331611                    31-FEC-O1      USD                          29.80             29.80         MASSIE COMM
   451  340993                    31-DEC-O1      USD                          35.76             35.76         GADSON COMM
   444  329709                    30-NOV-O1      USD                          29.80             29_80         ERICKSON COMM
                                                                      -------------       -----------
   Total for Supplier :                                                      224.48            224 48
   Supplier Name:               IOS CAPITAL
   53446398                       23-NOV-01      USD                         952.67            952.67         12/20-1/19/02
   52848199                       17-SEP-O1      USD                         152.50            152.50         10/12-11/11/O1
   52948867                       28-SEP-01      USD                        1322.52          1,322.52         10/25-11/24/01
                                                                      -------------       -----------


                                 Invoice
Invoice-Number                   Date               Curr                   Amount        Remaining-Amount   Invoice Description
--------------                   ----               ----              ---------------    ----------------   -------------------
  Total for Supplier :                                                     2,427.69            2,427.69
  Supplier Name:                ISLAND OASIS FROZEN COCKTAIL CO.,INC
  1115o1                         15-NOV-01           USD                   1,137.25            1,137.25
  Total for Supplier :                                                     1,137.25            1,137.25
  Supplier Name:                JB'S GALAXSEA CRUISES #3314
   451 319261                    31-DEC-01           USD                     134.72              134.72       MILLER COMM
   Total for Supplier :                                                      134.72              134.72

   Supplier Name:               JOHN PARROTT/GRAPHIC COMMUNICATIONS

   2234                          20-DEC-O1           USD                     449.00              449.00       DQ BROCHURE
   Total for Supplier :                                                      449 00              449.00
   Supplier Name:               KARR, RYAN
   1222-010402                   22-DEC-01           USD                     168.00              168.00       MAINT. 12/22-1/4/02
                                                                             ------               -----
   Total for Supplier :                                                      168.00              168.00

    Supplier Name:              LUCEY TRAVEL CO
    451 320385                   31-DEC-01           USD                    322.70              322.70        SLATE COMM
                                                                             ------               -----
    Total for Supplier :                                                     322 70              322.70
    Supplier Name:              MALARKEY, ROSEMARY
    090501                       05-SEP-01           USD                   4,311.76            4,311.76        T&E 09/05/01
                                                                           --------             -------
    Total for Supplier :                                                   4,311 76            4,311.76
    Supplier Name:               MALDONADO, RUBEN
    1222-010402                   22-DEC-01          USD                     168.00              168.00        MAINT. 12/22-1/4/02
    Total for Supplier :                                                     168.00              168.00

                                 Invoice
Invoice-Number                   Date        Curr                          Amount        Remaining-Amount   Invoice Description
--------------                   ----        ----                     ---------------    ----------------   -------------------
  Supplier Name:               MARSTAN, TVL  #8852

  441 314407                     30-NOV-01   USD                           274.30                   274.30      PERKINS COMM
  441 314406                     30-NOV-O1   USD                           977.60                   977.60      ESMARK COMM
                                                                       ----------       ------------------
  Total for Supplier :                                                   1,251.90                 1,251.90

  Supplier Name:               MARTINES, STACEY
  1222-010402                    22-DEC-O1   USD                           168.00                   168.00      MAINT. 12/22-1/4/02
                                                                       ----------       ------------------
  Total for Supplier :                                                     168.00                   168 00

  Supplier Name:                MARTINEZ, CHRISTOPHER

  1222-010402                    22-DEC-O1   USD                           168.00                   168.00      MAINT. 12/22-1/4/02
                                                                       ----------       ------------------
  Total for Supplier :                                                     168.00                   168.00

  Supplier Name:                MC MASTER-CARR SUPPLY COMPANY

   49707581                      18-DEC-O1   USD                            33.25                    33.25      PO#66017
                                                                       ----------       ------------------
   Total for Supplier :                                                     33.25                    33 25

   Supplier Name:               MCI WORLDCOM CONFERENCING
   120101                         O1-DEC-01  USD                           (46.07)                  (46.07)     01-00005980958-00691
                                                                       ----------       ------------------
   Total for Supplier :                                                    (46 07)                  (46 07)

   Supplier Name:               MCMURRINE, ALPHANSO
   1222-010402                   22-DEC-O1   USD                           168.00                   168.00      MAINT. 12/22-1/4/02
                                                                       ----------       ------------------
   Total for Supplier :                                                    168.00                   168 00

   Supplier Name:               MERCURY TRAVEL BUREAU INC #3152
   451 334553                     31-DEC-O1  USD                           185.76                   185.76      SHEPARD COMM
                                                                       ----------       ------------------
   Total for Supplier :                                                    185.76                   185.76

   Supplier Name:               METROPOLITAN ELECTRONICS INC

                                 Invoice
Invoice-Number                   Date        Curr                          Amount        Remaining-Amount   Invoice Description
--------------                   ----        ----                     ---------------    ----------------   -------------------

2431                          28-DEC-O1        USD                       315 00                  315.00
Total for Supplier :                                                     315.00                  315.00
 Supplier Name:              MYSTIC TRAVEL INC

 441 320535                    30-NOV-01       USD                        34.20                   34.20         READ Comm
 Total for Supplier :                                                     34 20                   34.20

 Supplier Name:              NATIONAL LEISURE GROUP ##4955
 447 339373                    31-DEC-O1       USD                       427.50                  427.50         STOVALL COMM
 Total for Supplier :                                                    427.50                  427.50

 Supplier Name:              NEW ORLEANS TOURS, INC

 4436                           21-DEC-O1      USD                        805.00                 805.00         DQ 448
 4897                           29-DEC-O1      USD                        734.50                 734.50         DQ#450
 4901                           27-DEC-O1      USD                      1,195.00               1,195.00         DQ#451
 4517                           24-DEC-01      USD                        409.50                 409.50         DQ 450
 4516                           24-DEC-O1      USD                        856.50                 856.50         DQ 449
 4515                           24-DEC-ol      USD                        848.00                 848.00         DQ 449
 2182                           21-DEC-O1      USD                      1,367.00               1,367.00         DQ 447
 4514                           21-DEC-O1      USD                        733.00                 733.00         DQ 448
 Total for Supplier :                                                   6,948.50               6,948 50

 Supplier Name:                NORTHSHORE GRAPHICS

  10931                         18-DEC-O1       USD                     807.83                   807.83         DQ  SCHEDULES 200 2
  10929                         06-DEC-O1       USD                     457.40                   457.40         DQ  ENVELOPES
  10928                         06-DEC-O1       USD                     299.69                   299.69         DQ  SECOND SHEETS
  10927                         06-DEC-O1       USD                     441.63                  441.6.3         DQ  LETTERHEAD

  Total for Supplier :                                                2,006.55                 2,006.55

  Supplier Name:               OPPERMAN LEE TRAVEL

  448 340148                     31-DEC-O1      USD                     165_00                   165.00         MOREAU COMM
  Total for Supplier :                                                  165.00                   165.00

                                 Invoice
Invoice-Number                   Date        Curr                          Amount     Remaining-Amount   Invoice Description
--------------                   ----        ----                     --------------- ----------------   -------------------

  Supplier Name:               PAUL YACICH PRODUCTIONS, INC.

  00266                          26-DEC-O1   USD                        1,200.00                   1,200.00    WEBSITE DESIGN
                                                                 ---------------         ------------------
  Total for Supplier :                                                  1,200.00                   1,200.00

  Supplier Name:               PENNY PITOU TRAVEL INC #1083

  441 340218                     30-NOV-O1   USD                          365.76                     365.76    GOODRICH COMM
  441 340215                     30-NOV-O1   USD                          583.80                     583.80    LAMB COMM
                                                                 ---------------         ------------------
  Total for Supplier :                                                    949.56                     949 56

  Supplier Name:               PIER N PORT TRAVEL INC #7853
  451 334766                     31-DEC-O1   USD                          178.50                     178.50    ECHOLS COMM
  451 334413                     31-DEC-O1   USD                          300.00                     300.00    BRUMMER COMM
                                                                 ---------------         ------------------
  Total for Supplier :                                                    478.50                     478.50

  Supplier Name:               PIERCE, NICOLE
  1222-010402                    22-DEC-O1   USD                          168.00                     168.00    MAINT. 12/22-1/4/02
  Total for Supplier :                                                    168.00                     168.00

  Supplier Name:               PITNEY BOWES CREDIT CORP
  24904903-DCO1                  14-DEC-O1   USD                          794.65                     794.65    POSTAE METER NOLA
                                                                 ---------------         ------------------
   Total for Supplier :                                                   794.65                     794.65

   Supplier Name:              PLAZA TRAVEL #8276
   448 337261                    31-DEC-O1   USD                          148.50                     148.50    JAY COMM
                                                                 ---------------         ------------------
   Total for Supplier :                                                   148.50                     148 50

   Supplier Name:              PREMIER GROUP #2404

   444 331363                    30-NOV-O1   USD                           29.80                      29.80    JOHNSON COMM
                                                                 ---------------         ------------------
   Total for Supplier:                                                     29.80                      29.80

                                 Invoice
Invoice-Number                   Date        Curr                       Amount        Remaining-Amount   Invoice Description
--------------                   ----        ----                    ------------     ----------------   -------------------

  Supplier Name:                PREMIER GROUP-INTERLINE #7250

  444 331466                     30-NOV-01      USD                        29.80                29.80     D ANTONIO COMM
  451 335400                     31-DEC-O1      USD                        29.80                29.80     CHANDLER COMM
  451 333777                     31-DEC-O1      USD                        29.80                29.80     JENKINS COMM
  444 331435                     30-NOV-O1      USD                        29.80                29.80     MCCARTY COMM
                                                                     -----------          -----------
  Total for Supplier :                                                    119 20               119 20

  Supplier Name:                PROTECTION ONE
  12467460                       12-DEC-O1      USD                       105.00               105.00     ALARM MONITORING NOLA
                                                                     -----------          -----------
  Total for Supplier :                                                    105 00               105.00
  Supplier Name:                QUALITY TRAVEL
  451 334554                     31-DEC-O1      USD                       272.50               272.50     SPRAGG COMM
                                                                     -----------          -----------
  Total for Supplier :                                                    272.50               272 50
  Supplier Name:                RADERS TRAVEL #5491
  441 335145                     30-NOV-01      USD                       266.00               266.00     SISKA COMM
                                                                     -----------          -----------
   Total for Supplier :                                                   266.00               266.00
   Supplier Name:               RE-KAP/BOKOFF TVL SVCS #7134
   441 307.816                   30-NOV-01     USD                        167.45               167.45     CLARKE COMM
                                                                     -----------          -----------
   Total for Supplier :                                                   167.45               167.45
   Supplier Name:               RIDGEWAY TRAVEL
   451 309138                    31-DEC-O1     USD                        163.95               163.95     RODABUSH COMM
                                                                     -----------          -----------
   Total for Supplier :                                                   163.95               163 95

   Supplier Name:               RIVIERA VILLAGE TVL INC #9784
   441 312107                    30-NOV-O1     USD                        311.00               311.00     HILL COMM
                                                                     -----------          -----------
   Total for Supplier :                                                   311.00               311.00

                                 Invoice
Invoice-Number                   Date        Curr                 Amount        Remaining-Amount   Invoice Description
--------------                   ----        ----              ------------     ----------------   -------------------


Supplier Name:                  ROSS, KATHLEEN

1222-010402                      22-DEC-01      USD                 168.00            168.00   MAINT. 12/22-1/4/02
                                                              ------------    --------------
Total for Supplier:                                                 168.00            168.00
Supplier Name:                  SCHWABE WILLIAMSON & WYATT

813452                           26-DEC-01      USD                 150.00            150.00
                                                              ------------    --------------
Total for Supplier:                                                 150.00            150.00
Supplier Name:                  SEAFARERS
DUES1101                         31-DEC-01      USD               3,219.00          3,219.00   INT'L DUES&INITIATIONS
1101HLSS                         31-DEC-01      USD               2,428.50          2,428.50   UNION CONTRIBUTIONS
1101-HHTF                        31-DEC-01      USD                  10.00             10.00   UNION CONTRIBUTIONS/TRAINING FUND
1101HHTF                         31-DEC-01      USD               2,428.50          2,428.50   UNION CONTRIBUTIONS/TRAINING FUND
1101-HLSS                        31-DEC-01      USD                  10.00             10.00   UNION CONTRIBUTIONS
                                                              ------------    --------------
Total for Supplier:                                              8,096.00          8,096.00
Supplier Name:                  SEVCIK, FRAN
113001                            30-NOV-01 USD                      13.47             13.47   TELEPHONE OCT-NOV'01
                                                              ------------    --------------
Total for Supplier:                                                  13.47             13.47
Supplier Name:                  SIERRA TRAVEL INC #4102
441 305789                        30-NOV-01     USD                 448.50            448.50   WHITE COMM
                                                              ------------    --------------
Total for Supplier:                                                 448.50            448.50
Supplier Name:                  SIGNAL MOUNTAIN TVL #0146
448 335577                        31-DEC-01     USD                 286.26            286.26   BURKHART COMM
                                                              ------------    --------------
Total for Supplier:                                                 286.26            286.26

Supplier Name:                  SMALL WLD TVL/PINEHURST #4490
450 332198                        31-DEC-01     USD                 401.60            401.60   HOULIHAN COMM
450 328552                        31-DEC-01     USD                 424.60            424.60   KORROW COMM

                                 Invoice
Invoice-Number                   Date        Curr                       Amount        Remaining-Amount   Invoice Description
--------------                   ----        ----                    ------------     ----------------   -------------------
Total for Supplier:                                                          826.20          826.20
Supplier Name:                  SMITH, WILL
1222-010402                      22-DEC-01    USD                            168.00          168.00         MAINT. 12/22-1/4/02
                                                                       ------------     -----------
Total for Supplier:                                                          168.00          168.00
Supplier Name:                  SOMERSET REFINERY, INC
12718E                           25-OCT-01    USD                          3,771.46            0.01         PO#11923
                                                                       ------------     -----------
Total for Supplier:                                                        3,771.46            0.01
Supplier Name:                  SOUTHWESTERN BELL
8922 120401                      04-DEC-01    USD                             (7.62)          (7.62)        573 221-8922 555-7
                                                                       ------------     -----------
Total for Supplier:                                                           (7.62)          (7.62)

Supplier Name:                  SPEED WHEELS EXPRESS
121501                           15-DEC-01    USD                            100.00          100.00         NOLA MAIL COURIER
                                                                       ------------     -----------
Total for Supplier:                                                          100.00          100.00
Supplier Name:                  STAR TRAVEL INC #5593

451 334438                       31-DEC-01    USD                            295.00          295.00         FIELDER COMM
                                                                       ------------     -----------
Total for Supplier:                                                          295.00          295.00
Supplier Name:                  SUN CITY TRAVEL SERVICE #0444
447 341169                        31-DEC-01   USD                            291.00          291.00         CIRZAN COMM
                                                                       ------------     -----------
Total for Supplier:                                                          291.00          291.00
Supplier Name:                  TAI TRAVEL SERVICES #2344
448 324831                        31-DEC-01 USD                               82.50           82.00         BOULT COMM
                                                                       ------------     -----------
Total for Supplier:                                                           82.50           82.50

                                 Invoice
Invoice-Number                   Date           Curr              Amount        Remaining-Amount   Invoice Description
--------------                   ----           ----           ------------     ----------------   -------------------
  Supplier Name:                TALBOT TOURS #4736

  441 337456                     30-NOV-01       USD                  495.00               495.00       WILSON COMM
  441 320461                     30-NOV-O1       USD                  299.30               299.30       MEDEIROS COMM
  441 322255                     30-NOV-O1       USD                  495.00               495.00       HARLOW COMM
                                                               -------------        -------------
  Total for Supplier :                                              1,289.30             1,289.30

  Supplier Name:                TALCOTT, RANDALL
  122001                         20-DEC-01       USD                1,583.86             1,583.86       T&E 12/12-20/01
                                                               -------------        -------------
  Total for Supplier :                                              1,583 86             1,583.86
  Supplier Name:                TELESOLUTIONS INC NO
  2001-1833                      24-DEC-O1       USD                  102.84               102.84
                                                               -------------        -------------
  Total for Supplier :                                                102 84               102.84
  Supplier Name:                TENNESSEE CONNECTION #9895

   445 323771                    31-DEC-01       USD                  301.60               301_60       JACKSON COMM
   445 319593                    31-DEC-O1       USD                  225.42               225.42       PERESZLENYI COMM
   445 316536                    31-DEC-O1       USD                  198.36               198.36       GRIGGS COMM
                                                               -------------        -------------
   Total for Supplier :                                               725.38               725 38
   Supplier Name:               THE CRUISE & TRAVEL CONNECTION #4803

   447 338396                     31-DEC-O1      USD                  475.50               475.50       BERLIN COMM
   Total for Supplier :                                               475 50               475 50
   Supplier Name:               THE TRAVEL CO INC #0185
   448 336255                     31-DEC-O1      USD                  156.76               156.76       WEAVER COMM
   Total for Supplier :                                               156.76               156.76
   Supplier Name:                   THORNHILL, DIANE
   1222-010402                       22-DEC-O1   USD                  168 00               168.00       MAINT. 12/22-1/4/02
                                                               -------------        -------------

                                 Invoice
Invoice-Number                   Date           Curr            Amount        Remaining-Amount   Invoice Description
--------------                   ----           ----         ------------     ----------------   -------------------
Total for Supplier :                                             168.00               168.00
  Supplier Name:                TIGER TVL INC
  441 285992                     30-NOV-01      USD              262.60               262.60    SWISHER COMM
                                                              ---------            ---------
  Total for Supplier :                                           262 60               262.60
  Supplier Name:                TOMBA COMMUNICATIONS
  413336                         16-NOV-O1      USD                8.50                 8.50    PO#2880
                                                              ---------            ---------
  Total for Supplier :                                             5.50                 8.50
  Supplier Name:                TRANSPORTATION INSTITUTE

  1101-TI                        31-DEC-O1      USD               10.00                10.00    UNION CONTRIBUTIONS/TRANSPORTATION
  1101TI                         31-DEC-01      USD            2,428.50             2,428.50    UNION CONTRIBUTIONS/TRANSPORTATION
                                                              ---------            ---------
  Total for Supplier :                                         2,438.50             2,438.50
  Supplier Name:                TRAVEL CONSULTANTS #7253
  447 329250,.                   31-DEC-O1      USD              242.00               242.00    REYNOLDS COMM
                                                              ---------            ---------
  Total for Supplier :                                           242.00               242.00
  Supplier Name:                TRAVEL INC 2184
  448 340891                     31-DEC-O1      USD              220.00               220.00    MEYER COMM
                                                              ---------            ---------
  Total for Supplier :                                           220 00               220.00
  Supplier Name:                TRAVEL SERVICE NETWORK #4636
  448 333584                     31-DEC-O1      USD              146.76               146.76    KATZ COMM
                                                              ---------            ---------
   Total for Supplier :                                          146 76               146.76
   Supplier Name:               TRAVEL UNLIMITED INC #4376

   441 341075                    30-NOV-01      USD              236.76               236.76    LEPPER COMM
                                                              ---------            ---------

                                 Invoice
Invoice-Number                   Date           Curr            Amount        Remaining-Amount   Invoice Description
--------------                   ----           ----         ------------     ----------------   -------------------
  Total for Supplier :                                            236.76              236.76
  Supplier Name:                TRAVELBRIDGE AIR LAND SEA LTD #4386

  450 341860                     31-DEC-O1      USD               269.50              269.50             MILLER COMM

  Total for Supplier :                                            269.50              269.50
  Supplier Name:                TRAVELEADERS 47616

  444 333356                         30-NOV-O1     USD            297.00              297.00             PLUMMER COMM
    441 333244                       30-NOV-O1     USD            394.86              394.86             CASTILOW COMM
  443 319113                         30-NOV-O1     USD)           230.78              230.78             PLUMMER COMM
    450 341800                       31-DEC-O1     USD            420.00              420.00             JENSEN COMM
    450 341777                       31-DEC-O1     USD            472.50              472.50             SWAN COMM
    450 341739                       31-DEC-O1     USD            472.50              472.50             SMITH COMM
    451 341770                       31-DEC-O1     USD            367.50              367.50             WHETZEL COMM
    451 341738                       31-DEC-O1     USD            472.50              472.50             HALL COMM
    445 332018                       31-DEC-O1     USD            23.00                23.00             CASTILOW COMM
    445 341769                       31-DEC-O1     USD            277.55              277.55             STETSON JR COMM
    445 301764                       31-DEC-O1     USD            211.30              211.30             GEISSLER COMM
    445 305116                       31-DEC-O1     USD            297.00              297.00             ROWE COMM
    451 341729                       31-DEC-O1     USD            511.60              511.60             KOCH COMM
    451 341764                       31-DEC-O1     USD            252.66              252.66             GEISSLER COM
    450 341730                       31-DEC-O1     USD            495.60              495.60             BOWEN COMM
    450 341740                       31-DEC-O1     USD            472.50              472.50             PRATER COMM
    450 341778                       31-DEC-O1     USD            321.56              321.56             SWAN COMM
                                                            ------------        ------------
   Total for Supplier :                                         5,990 41            5,990 41
   Supplier Name:                TRAVELTIME TRAVEL        AGENCY #3585

   447 336755                     31-DEC-O1       USD             336.50              336.50              LONG COMM
                                                            ------------        ------------
   Total for Supplier :                                           336 50              336.50
   Supplier Name:                TROPEA, PATTI ANN
   123101                         31-DEC-O1 USD                   319.77              319.77              TEMP HELP
   Total for Supplier :                                           319.77              319 77

    Supplier Name:               U.S. POSTAL SERVICE

                                 Invoice
Invoice-Number                   Date           Curr            Amount        Remaining-Amount   Invoice Description
--------------                   ----           ----         ------------     ----------------   -------------------

  121301                         13-DEC-O1      USD               125,00              125.00        PERMIT#00097
                                                             -----------        ------------
  Total for Supplier :                                            125.00              125 00
  Supplier Name:               UNIGLOBE VIP TRAVEL 9856

  447 337101                     31-DEC-O1      USD               270.00              270.00        BRON COMM
                                                             -----------        ------------
  Total for Supplier :                                            270.00              270.00
  Supplier Name:               UNITED INDUSTRIAL WORKERS
  1101-WPP                       31-DEC-O1      USD               114.00              114.00        WELFARE/PENSION PLAN
  1101WPP                        31-DEC-O1      USD            27,684.90           27,684.90        WELFARE/PENSION PLAN
                                                             -----------        ------------
  Total for Supplier :                                         27,798 90           27,798 90
  Supplier Name:                UNITED PARCEL SERVICE

   0000709667511                 22-DEC-O1      USD                 0.00             (120.67)
                                                             -----------        ------------
  Total for Supplier :                                              0 00             (120.67)
  Supplier Name:                USAA CRUISE TRAVEL #0373
  447 334440                      31-DEC-O1      USD              509.50              509.50        PAUL COMM
  450 333763                      31-DEC-O1      USD              163.50              163.50        KEPP COMM
                                                             -----------        ------------
   Total for Supplier :                                           673.00              673 00
   Supplier Name:               VERIZON WIRELESS
   120501                         05-DEC-O1     USD               102.26             (102.25)       ACCT#1007-6742801
   7199 111201                    12-NOV-O1     USD                13.75              (13.75)       504-250--7199
                                                             -----------        ------------
   Total for Supplier :                                           116.01             (116 O1)
   Supplier Name:               VIA VERDE TRAVEL #9863
   441 340067                     30-NOV-01     USD                39.00               39.00        COOPERSMITH COMM
                                                             -----------        ------------
   Total for Supplier :                                            39.00               39 00
   Supplier Name:               VIP TRAVEL #4025

                                 Invoice
Invoice-Number                   Date       Curr                 Amount     Remaining-Amount   Invoice Description
--------------                   ----       ----              ------------  ----------------   -------------------

444 340295                     30-NOV-01    USD                      474.60           474 60  WINECOFF COMM
                                                              -------------      -----------
 Total for Supplier :                                                474.60           474 60
 Supplier Name:               VITULLO TRAVEL AGCY INC #2816
 448 331707                    31-DEC-O1    USD                      177.80           177.80  SIMPSON COMM
                                                              -------------      -----------
 Total for Supplier :                                                177 80           177 80
 Supplier Name:               WASTE MANAGEMENT
 0000000-2147-7                16-DEC-O1    USD                      474.51           474.51  DQ# 167-0483351-2147-0
 0292602-2147-7                16-DEC-O1    USD                      587.85           587.85  DQ #147-0491306-2147-4
                                                              -------------      -----------
 Total for Supplier:                                               1,062 36         1,062.36
 Supplier Name:               WHAT A TRIP #7731
 447 336308                    31-DEC-O1    USD                      188.00           188.00  SMITH COMM
                                                              -------------      -----------
 Total for Supplier:                                                 188 00           188.00
 Supplier Name:               WHOLE WORLD OF TRAVEL #7532
 447 320846                    31-DEC-01    USD                      259.50           259.50  MANNION COMM
                                                              -------------      -----------
 Total for Supplier :                                                259.50           259 50
 Supplier Name:               WILLIAMSON, DAVID  L.
 1222-010402                   22-DEC-O1    USD                      168.00           168.00  MAINT. 12/22-1/4/02
                                                              -------------      -----------
 Total for Supplier :                                                168 00           168 00
 Supplier Name:               WITHERS/SUDDATH RELOCATION SYSTEMS, INC.
 145196                        30-OCT-O1    USD                    1,040.00            10.00  60 DOLLIE LOADS
                                                              -------------      -----------
 Total for Supplier :                                              1,040.00            10.00
 Supplier Name:               WOODY'S LOCK & KEY INC

  1509                         04-DEC-O1    USD                                   174.02           174.02

                                Invoice
Invoice-Number                  Date         Curr                       Amount      Remaining-Amount   Invoice Description
--------------                  ----         ----                    ------------   ----------------   -------------------

  Total for Supplier :                                                 174.02            174.02
  Supplier Name:               WORLD WIDE TRAVEL INC #3551
  448 335059                          31-DEC-01 USD                    280.00            280.00         WERMUTH COMM
  Total for Supplier :                                                 280 00            280 00
  Supplier Name:               YOLA'S WORLD TVL INC #7823
  444 335274                          30-NOV-O1 USD                    357.50            357.50         TANNENBAUM COMM
  'total for Supplier :                                                357.50            357.50
  Supplier Name:               YOUR TRAVEL CENTER /CWT #1856
  451 311774                          31-DEC-O1 USD                    345.60            345.60         GOOLEY COMM
  Total for Supplier :                                                 345.60            345.60


   Total for Liability Account :                                   176,399 68        171,245.54
   Liability Account:           61-000-220001-00000
   Supplier Name:               AUTOMATIC DATA PROCESSING

   510163                             30-NOV-O1   USD                    4.00              4.00
   510042                             30-NOV-O1   USD                   26.39             26.39
   510486                             30-NOV-O1   USD                  721.50            721.50
   510445                             30-NOV-O1   USD                   14.73             14.73
   509895                             30-NOV-O1   USD                   69.32             69.32
   510422                             30-NOV-01   USD                    6.00              6.00
   509899                             30-NOV-O1   USD                   22.68             22.68
   509628                             30-NOV-O1   USD                  113.59            113.59
   Total for Supplier :                                                978.21            978.21
   Supplier Name:                BSFS
   31605495A                          18-DEC-O1   USD                1,018.12          1,018.12
   Total for Supplier :                                              1,018.12          1,018.12

DEBTOR: AMCV CRUISE OPERATIONS, INC.                CASE NUMBER: 01-10967 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


Costs specifically relating to bankruptcy administration and wind-down costs have not been separately identified.

1. Prepaid insurance and accruals for self-insured claims are un-reconciled pending receipt and final review of required information.

2. Investment in subsidiaries has not been adjusted to record net income of subsidiaries for the period, pending final review and analysis of all accounts.